UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               December 23, 2003
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                         CALYPTE BIOMEDICAL CORPORATION.
              ----------------------------------------------------
              Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

000-20985                                         06-1226727
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Commission File No.                               I.R.S. Employer Identification

1265 Harbor Bay Parkway,
Alameda, CA                                                             94502
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Address of principal executive offices                                  Zip Code

(510) 749-5100
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Registrant's telephone number, including area code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 23, 2003, the Registrant (the "Company") dismissed KPMG LLP ("KPMG") as independent auditor for the Company, effective immediately. The decision to dismiss KPMG was recommended by the Audit Committee of the Board of Directors of the Company (the "Audit Committee").

         KPMG's reports on the financial statements of the Company for its fiscal years ended December 31, 2002 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of KPMG on the financial statements of the Company for its fiscal year ended December 31, 2002 included the following separate paragraph:

         "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a working capital deficit and an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

and the report of KPMG on the financial statements of the Company for its fiscal year ended December 31, 2001 included the following separate paragraph:

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         "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Company's two most recent fiscal years and through the date of dismissal of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports.

         Prior to its dismissal, KPMG informed the Company that it could not complete its quarterly review of the interim financial statements of the Company contained in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003 or audit the Company's financial statements for its fiscal year ending December 31, 2003 until such time as the Company's Audit Committee had completed the investigation referred to in such report, the same was reviewed by KPMG, and KPMG was satisfied that, in its opinion, an adequate investigation was conducted and appropriate conclusions were reached and actions taken. As of the date of KPMG's dismissal, KPMG had advised the Company that in

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KPMG's opinion these conditions had not yet been satisfied. At the time of
KPMG's dismissal, the Audit Committee had completed its investigation, had reported the results of its investigation and associated recommendations to the Board of Directors, and the Board of Directors had approved such recommendations. In addition, at such time counsel for the Audit Committee had commenced to provide information to KPMG concerning the investigation conducted, the conclusions reached and the actions taken by the Company.

         The Company has provided KPMG with a copy of the disclosures contained herein and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether KPMG agrees with the above statements, and, if not, the respects in which it does not agree. The Company will file the letter requested from KPMG by amendment to this report when provided.

         On December 24, 2003, upon approval of the Audit Committee, the Company engaged Odenberg Ullakko Muranishi & Co. LLP ("OUM") to audit the consolidated financial statements of the Company for the year ending December 31, 2003 and to review the interim financial statements of the Company contained in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003 . During the Company's two most recent fiscal years and through December 24, 2003, the Company has not consulted with OUM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice

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was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

         The Company has provided OUM with a copy of the disclosures contained herein and provided OUM with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. OUM has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.                        Description
                  ----------                         -----------
                  16.1                               Letter from KPMG LLP*

                  * To be filed by amendment


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:
           January 2, 2004

                                            CALYPTE BIOMEDICAL CORPORATION
                                            ------------------------------
                                                      (Registrant)

                                                    /s/ Richard D. Brounstein
                                                    -------------------------
                                                    Richard D. Brounstein
                                                    Executive Vice President and
                                                    Chief Financial Officer